UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  FORM 8-K12G3

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2004 (May 28, 2004)




                        NATIONAL BUSINESS HOLDINGS, INC.
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Florida                                      65-0710392
------------------------------                   -------------------
(State or other jurisdiction of                   (I.R.S. Employer
 Incorporation or organization)                   Identification No.)

4878 Ronson Court
San Diego, California                                   92111
---------------------------------------            --------------
(Address of Principal Executive Office)              (Zip Code)

                                 (858) 243-2615
                          ----------------------------
                          (Issuer's Telephone Number)






                                  SHAVA, INC.

           ---------------------------------------------------------
         (Former name or former address, if changes since last report)

The purpose of this current report on Form 8-K is to report a change in control of the Company and to change the Company's fiscal year end.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On May 28, 2004, National Business Holdings, Inc., a Florida corporation ("National" or the "Company"), executed an Agreement for the Exchange of Common Stock (the "Agreement") whereby the Company acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of Shava, Inc., a Nevada corporation ("Shava"), from Roger E. Pawson, Shava's sole officer, director and shareholder.

Pursuant to the Agreement, Mr. Pawson tendered to the Company all issued and outstanding shares of common stock of Shava, Inc. in exchange for 3,100,000 shares of common stock of the Company. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC") and is being accounted for as a reverse acquisition. The total issued and outstanding common stock of the Company after effecting the Share Exchange Agreement is 3,484,831.

Concurrent with the Acquisition, the Board of Directors of the Company (the "Board") appointed Roger E. Pawson to serve as a member of the Board of Directors of the Company until the next meeting of the shareholders in which directors are elected. Subsequently, Pieter DuRand, the Company's sole officer and director, tendered his resignation in accordance with the terms of the Agreement and Roger E. Pawson now serves as the sole Officer and Director of the Company.

Subsequent to the acquisition and pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the Commission), National elected to become the successor issuer to Shava for reporting purposes under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and elected to report under the Exchange Act effective May 28, 2004.

Copies of the Agreement are filed herewith as Exhibit 2.2, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.


ITEM 5. OTHER EVENTS

National Business Holdings, Inc. - Description of Business

National Business Holdings, Inc., a Florida corporation, was incorporated on November 26, 1996 as Stirus Research & Development, Inc. The Company was originally in the business of development and sales distribution of medical devices. The Company later changed its name to Mecaserto, Inc. on November 9, 1998, when it acquired a French subsidiary, Mecaserto, S.A., whose business was the manufacture and sale of a medical imaging device.

On or about May 1, 2002, Pieter Durand loaned the Company $25,000 to support its working capital requirements. The indebtedness is evidenced by a Convertible Note, convertible into the Common Stock of the Company at the election of the holder.

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

On or about May 5, 2003, the Company's French subsidiary faced liquidation in a French court and the Company relinquished its ownership interest in the subsidiary to the Company's French shareholders in exchange for such holders' agreement to assume the debts and liabilities of the subsidiary. Since the conclusion of this transaction, the Company has no assets, liabilities or business operations except its Convertible Note indebtedness and miscellaneous current payables.

On or about February 2, 2004, the Company accepted a subscription from Gala Enterprises Ltd. for 10,000,000 shares of the Company's restricted, unregistered common stock for cash proceeds of $25,000 in order to support the Company's short-term working capital requirements. The Company relied upon Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 506 of Regulation D promulgated thereunder. This transaction did not involve a public offering and was exempt from registration under the Securities Act. No underwriters were used in connection with this transaction.

On February 2, 2004, Pieter Durand, the principal of Gala Enterprises Ltd., was appointed to serve as a member of the Board of Directors of the Company until the next meeting of the shareholders in which directors are elected. Subsequently, Dennis Rault, the Company's sole officer and director, tendered his resignation on February 6, 2004, leaving Mr. Durand as the Company's sole officer and director.

On May 4, 2004, the Board of Directors of the Company ratified and accepted and the majority shareholders approved by written consent an Amended and Restated Articles of Amendment to the Articles of Incorporation, filed with the State of Florida on May 11, 2004, changing the Company's name from Mecaserto, Inc. to National Business Holdings, Inc. The Company's Restated Articles of Incorporation allow the Company to issue up to 300,000,000 shares of common stock, par value of $.001, of which 3,484,801 shares are issued and outstanding at the present time. The Restated Articles of Incorporation also allow the Company to issue up to 25,000,000 shares, no par value, of preferred stock of the Company with the specific terms, conditions, limitations and preferences to be determined by the Board of Directors without shareholder approval.

On May 10, 2004, the Company's Board of Directors ratified and accepted and a majority of shareholders approved by written consent a subdivision of the issued and outstanding common stock of the Company (a reverse split) at a ratio of one
(1) share for each forty (40) shares of common stock issued and outstanding, effective May 24, 2004.

On May 28, 2004, National and Shava entered into a Share Exchange Agreement, whereby National acquired 100.0% one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of Shava from Roger E. Pawson, Shava's sole officer, director and shareholder, in exchange for 3,100,000 post-reverse split shares of common stock of the Company in order to effect a reverse acquisition of Shava. As a part of the transaction, the Company changed its fiscal year end from December 31 to May 31. Its next periodic filing in accordance with the Securities Exchange Act of 1934, as amended, will be a Form 10-KSB for the transition period from January 1, 2004 to May 31, 2004, to be filed on or before August 30, 2004.

After the May 28, 2004 change in control, the Company has decided to initiate a new business plan of lending and investing. The Company intends to form a new wholly-owned subsidiary for the purpose of implementing such line of business. Other general business services may be offered in the future, however, these plans and services have not been defined by management as of the date of this filing.

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

The Company has very limited capital, and it is unlikely that the Company will be able to take advantage of more than one such business opportunity. The Company intends to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings. However, at the present time, the Company has not identified any business opportunity that it plans to pursue, nor has the Company reached any agreement or definitive understanding with any person concerning an acquisition.

The Company intends to either develop its new business plan; initiate other business plan(s) - either related or unrelated to previous ventures, or to locate and combine with an existing, privately-held company which is profitable or, in management's view, has growth potential, irrespective of the industry in which it is engaged.

In the event that a business combination transaction is explored in the future, it is anticipated that the Company's officers and directors will contact broker-dealers and other persons with whom they are acquainted who are involved with corporate finance matters to advise them of the Company's existence and to determine if any companies or businesses that they represent have a general interest in considering a merger or acquisition with a blind pool or blank check or shell entity. No direct discussions regarding the possibility of merger are expected to occur in the immediate future. No assurance can be given that the Company will be successful in finding or acquiring a desirable business opportunity, given the limited funds that are expected to be available for acquisitions. Furthermore, no assurance can be given that any acquisition, which does occur, will be on terms that are favorable to the Company or its current stockholders. The Company does not foresee that it will enter into a merger or acquisition transaction with any business with which its officers or directors are currently affiliated.

Competition

The Company expects to encounter competition in its new business plan to make medium to high risk unsecured loans to individuals, corporations and/or other entities or to invest in early-stage, early-growth, pre-IPO companies. The competition may in part come from business development companies, venture capital partnerships and corporations, small investment companies, brokerage firms, and the like. Some of these types of organizations are likely to be in a better position than the Company because they may be able to offer immediate access to limited amounts of cash, or for a variety of other reasons. The Company also will experience competition from other public companies with similar business purposes, some of which may also have funds available for use.

Employees

The Company is in the development stage and currently has no employees. Management of the Company expects to use consultants, attorneys and accountants as necessary, and does not anticipate a need to engage any full-time employees so long as it is seeking and evaluating business opportunities. The need for employees and their availability will be addressed in connection with the decision whether or not to acquire or participate in specific business opportunities.

Dilution

In order to fund its growth, the Company will almost certainly need to raise investment capital in the near future, either through a private placement or a public distribution of securities. Should the Company sell any or all shares of common stock pursuant to a private or public sale of securities, the proportional interests of the existing stockholders shall be diluted.

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

Dividend Policy

The Company has never declared or paid cash dividends on its Common Stock. The payment of dividends rests within the discretion of our Board of Directors. The declaration and payment of dividends will depend upon, among other considerations, the Company's need for working capital, industry regulations, and its financial condition at the time. Management does not anticipate the Company will pay dividends in the foreseeable future.

Directors, Executive Officers, Promoters and Control Persons

The directors and executive officers of the Company, their ages and positions held as of the date of this filing are set forth below:

  Name                 Age    Position(s) with Company
  -----------------------------------------------------
  Roger E. Pawson       52    Sole Officer and Director

      (1) All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors. The officers and directors will devote such time and effort to the business and affairs of the Company as may be necessary to perform their responsibilities as our executive officers and/or directors.


Business Experience

Roger E. Pawson, age 52, is the Company's sole officer and director. In 1996, Mr. Pawson was the President and Chief Executive Officer of TLCO Software, Inc. and majority shareholder. TLCO Software's primary business at that time was the development of advanced yet user friendly web authoring software using its proprietary code. In 1997 TLCO Software launched the "Web Factory"(TM) family of products, which included Web-Factory, Author, Web-Factory, Site Builder Web Factory, Professional Edition. These products were the foundation of TLCO Software's expansion into Software Publishing, OEM & Electronic Markets. Mr. Pawson subsequently sold his interest in the company in 2001. Between 2001 and 2004, Mr. Pawson became the President and Chief Executive Officer of National Developers, an Arizona based development company that specialized in the design and construction of custom homes, shopping malls and strip centers. Mr. Pawson is presently an independent business consultant and advisor to various corporations. Mr. Pawson received a Masters in Business Studies degree from Leeds University in Yorkshire, England in 1971.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the date of this filing, regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the share of Common Stock beneficially owned.

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

Name and Address of            Title of    Amount and Nature of    Percent of
Beneficial Owner (1)            Class        Beneficial Owner        Class
------------------------------------------------------------------------------

Roger E. Pawson                 Common          3,100,000            89.0%


All Executive Officers and      Common          3,100,000            89.0%
Directors as a Group
(One (1) person)

----------------------------------------

(1) The address for the above is c/o National Business Holdings, Inc., 4878 Ronson Court, San Diego, California 92111.



                                  Risk Factors

Conflicts of Interest. Certain conflicts of interest may exist between the Company and its officer/director. He has other business interests to which he currently devotes his attention, and is expected to continue to do so. As a result, conflicts of interest may arise that can be resolved only through his exercise of judgment in a manner which is consistent with his fiduciary duties to the Company.

It is anticipated that the Company's principal shareholders may actively negotiate or otherwise consent to the purchase of a portion of their common stock as a condition to, or in connection with, a proposed merger or acquisition transaction. In this process, the Company's principal shareholders may consider their own personal pecuniary benefit rather than the best interest of other Company shareholders. Depending upon the nature of a proposed transaction, Company shareholders other than the principal shareholders may not be afforded the opportunity to approve or consent to a particular transaction.

Possible Need for Additional Financing. The Company has very limited funds, and such funds, may not be adequate to take advantage of any available business opportunities. Even if the Company's currently available funds prove to be sufficient to pay for its operations until it is able to acquire an interest in, or complete a transaction with, a business opportunity, such funds will clearly not be sufficient to enable it to exploit the opportunity. Thus, the ultimate success of the Company will depend, in part, upon its availability to raise additional capital. In the event that the Company requires modest amounts of additional capital to fund its operations until it is able to complete a business acquisition or transaction, such funds, are expected to be provided by the principal shareholder. However, the Company has not investigated the availability, source, or terms that might govern the acquisition of the additional capital which is expected to be required in order to exploit a business opportunity, and will not do so until it has determined the level of need for such additional financing. There is no assurance that additional capital will be available from any source or, if available, that it can be obtained on terms acceptable to the Company. If not available, the Company's operations will be limited to those that can be financed with its modest capital.

Regulation of Penny Stocks. The Company's common stock has historically traded at low prices and may become subject to the "Penny Stock" rules and regulations. The Company's common stock may become subject to certain rules and regulations promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Securities Enforcement Remedies and Penny Stock Reform Act of 1990 (the "Penny Stock Act") which impose strict sales practice requirements on broker-dealers who sell such securities to persons other than established customers and certain "accredited investors." For transactions covered by the Penny Stock Act, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent for the transaction prior to sale. Consequently, such act may affect the ability of broker-dealers to sell the Company's common stock and may affect the ability of future purchasers to sell any of the common stock acquired thereby.

The Penny Stock Act generally defines a "penny stock" to be any security not listed on an exchange or not authorized for quotation on the Nasdaq Stock Market that has a market price (as therein defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. For any transactions by broker-dealers involving a penny stock (unless exempt), the act requires delivery, prior to a transaction in a penny stock, of a risk disclosure document relating to the market for the penny stocks. Disclosure also is required to be made regarding compensation payable to both the broker-dealer and the registered representative and current quotations for the securities must be provided. Finally, monthly statements are required to be sent disclosing recent price information for the penny stocks.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate penny stocks. Such rules include Rule 3a51-1 under the Securities Act of 1933, an Rules 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g- 6, and
15g-7 under the Securities Exchange Act of 1934, as amended. Because the securities of the Company may constitute penny stocks within the meaning of the rules, the rules would apply to the Company and to its securities. The rules may further affect the ability of the Company's shareholders to sell their shares in any public market, which might develop.

The foregoing penny stock restrictions will not apply to the Company's common stock if such stock is listed on an exchange or quoted on the Nasdaq Stock Market, has a certain price and volume information provided on a current and continuing basis or if Bidville meets certain minimum net tangible asset or average revenue criteria. There can be no assurance that the Company's common stock will qualify for exemption from the Penny Stock Act. In any event, even if the Company's common stock was exempt from the Penny Stock Rules, it would remain subject to Section 15(b)(6) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which gives the SEC the authority to prohibit any person who is engaged in unlawful conduct while participating in a distribution of a penny stock from associating with a broker-dealer or participating in a distribution of a penny stock, if the SEC finds that such a restriction would be in the public interest. At such time as the Company's common stock is subject to the rules on penny stocks, the market liquidity for the Company's common stock could be severely and adversely affected.

Limited Operating History. The Company has a limited operating history and currently has no revenues from operations or assets. The Company faces all of the risks of a new business and the special risks inherent in the investigation, acquisition, or involvement in a new business opportunity. The Company must be regarded as a new or start-up venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject.

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

No Assurance of Success or Profitability. There is no assurance that the Company will acquire a favorable business opportunity. Even if the Company should become involved in a business opportunity, there is no assurance that it will generate revenues or profits, or that the market price of the Company's outstanding shares will be increased thereby.

Possible Business Not Identified and Highly Risky. The Company has identified its future business plan as lending and investing for which the Company intends to form a new wholly-owned subsidiary for the purpose of adding such a line of business sometime in the near future. Other general business services may be offered in the future, however, these plans and services have not been defined by management as of the date of this filing. As a result, the Company is only able to make general disclosures concerning the risks and hazards of acquiring a business opportunity, rather than providing disclosure with respect to specific risks and hazards relating to a particular business opportunity. As a general matter, prospective investors can expect any potential business opportunity to be quite risky.

Lack of Diversification. Because of the limited financial resources that the Company has, it is unlikely that the Company will be able to diversify its acquisitions or operations. The Company's probable inability to diversify its activities into more than one area will subject the Company to economic fluctuations within a particular business or industry and therefore increase the risks associated with the Company's operations.

Other Regulation. A transaction made by the Company may be of a business that is subject to regulation or licensing by federal, state, or local authorities. Compliance with such regulations and licensing can be expected to be a time-consuming, expensive process and may limit other investment opportunities of the Company.

Dependence upon Management; Limited Participation of Management. The Company will be entirely dependant upon the experience of its sole officer and director in seeking, investigating, and acquiring a business and in making decisions regarding the Company's operations. It is possible that, from time to time, the inability of such person to devote their full time and attention to the Company could be detrimental Because investors will not be able to evaluate the merits of possible future business acquisitions by the Company, they should critically assess the information concerning the Company's officers and directors. (See Management.)

Lack of Continuity in Management. The Company does not have an employment agreement with its officer/director, and as a result, there is no assurance that he will continue to manage the Company in the future. In connection with acquisition of a business opportunity, it is likely the current officer/director of the Company may resign. A decision to resign will be based upon the identity of the business opportunity and the nature of the transaction, and is likely to occur without the vote or consent of the stockholders of the Company.

Indemnification of Officers and Directors. The Company's By-Laws provide for the indemnification of its, directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of the Company. The Company will also bear the expenses of such litigation for any of its directors, officers, employees, or agents, upon such persons promise to repay the Company therefor if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by the Company, which it may be unable to recoup.

Dependence upon Outside Advisors. To supplement the business experience of its Officer/director, the Company may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. The selection of any such advisors will, be made by the Company's officers, without any input by shareholders. Furthermore, it is anticipated that such persons may be engaged on an as needed basis without a continuing fiduciary or other obligation to the Company. In the event the officer/director of the Company considers it necessary to hire outside advisors, he may elect to hire persons who are affiliates, if those affiliates are able to provide the required services.

Competition. The search for potentially profitable business opportunities is intensely competitive. The Company expects to be at a disadvantage when competing with many firms that have substantially greater financial and management resources and capabilities than the Company. These competitive conditions will exist in any industry in which the Company may become interested.

No Foreseeable Dividends. The Company has not paid dividends on its Common Stock and does not anticipate paying such dividends in the foreseeable future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements of business acquired.

         (4) Financial statements of National Business Holdings, Inc., a Florida corporation, will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

      (d) Pro forma financial information.

         (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

      (c) Exhibits

      Exhibit 2.2       *   Share Exchange Agreement between Shava, Inc. and
                            National Business Holdings, Inc. dated May 28, 2004.

      Exhibit 3(i).1    *   Articles of Incorporation of National Business
                            Holdings, Inc.

      Exhibit 3(ii).1   *   Bylaws of National Business Holdings, Inc.

      -----------------------
                        *   Filed herewith.

ITEM 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with

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

the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.


ITEM 8. CHANGE IN FISCAL YEAR.

      Concurrent with the May 28, 2004 transaction, the Company's management elected to change the Company's fiscal year-end from December 31 to May 31. The Company's next periodic filing in accordance with the Securities Exchange Act of 1934, as amended, will be a Form 10-KSB for the transition period from January 1, 2004 to May 31, 2004, to be filed on or before August 30, 2004.



                                   SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        NATIONAL BUSINESS HOLDINGS, INC.
                             A Florida Corporation
                           -------------------------
                                  (Registrant)

                             By: /s/ Roger E. Pawson
                                 -----------------------------------------------
                                     Roger E. Pawson, Sole Officer and Director

Date: June 9, 2004

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